                                                                 Exhibit (e)(ii)
                                   SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB & CO., INC.

Fund                                                                        Effective Date
----                                                                        --------------
Schwab International Index Fund                                             July 21, 1993

Schwab Small--Cap Index Fund                                                October 14, 1993

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset         September 25, 1995
Director--High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset       September 25, 1995
Director--Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab Asset   September 25, 1995
Director--Conservative Growth Fund)

Schwab S&P 500 Index Fund                                                   February 28, 1996
Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)           May 21, 1996

Laudus International MarketMasters Fund (formerly known as Schwab           September 2, 1996
International MarketMasters Fund, Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios--International)

Laudus U.S. MarketMasters Fund (formerly known as Schwab U.S.               October 13, 1996
MarketMasters Fund, Schwab MarketManager Growth Portfolio and Schwab
OneSource Portfolios--Growth Allocation)

Schwab Balanced Fund (formerly known as Schwab Viewpoints Fund, Laudus      October 13, 1996
Balanced MarketMasters Fund, Schwab Balanced MarketMasters Fund, Schwab
MarketManager Balanced Portfolio and Schwab OneSource
Portfolios--Balanced Allocation)

Laudus Small-Cap MarketMasters Fund (formerly known as Schwab Small--Cap    August 3, 1997
MarketMasters Fund, Schwab MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios--Small Company)
Schwab Institutional Select S&P 500 Fund (formerly known as Institutional   October 28, 1998
Select S&P 500 Fund)

Schwab Total Stock Market Index Fund                                        April 15, 1999

Schwab Financial Services Fund (formerly known as Financial Services        May 15, 2000
Focus Fund)

Schwab Health Care Fund (formerly known as Health Care Focus Fund)          May 15, 2000

Schwab Hedged Equity Fund                                                   August 6, 2002

Schwab Small--Cap Equity Fund                                               May 19, 2003

Schwab Dividend Equity Fund                                                 September 23, 2003

Schwab Premier Equity Fund                                                  November 16, 2004

Schwab Target 2010 Fund                                                     May 4, 2005

Schwab Target 2015 Fund                                                     November 12, 2007

Schwab Target 2020 Fund                                                     May 4, 2005

Schwab Target 2025 Fund                                                     November 12, 2007

Schwab Target 2030 Fund                                                     May 4, 2005

Schwab Target 2035 Fund                                                     November 12, 2007

Schwab Target 2040 Fund                                                     May 4, 2005

Schwab Retirement Income Fund                                               May 4, 2005

Schwab Large Cap Growth Fund                                                August 9, 2005

Schwab Fundamental US Large Company Index Fund                              February 28, 2007

Schwab Fundamental US Small-Mid Company Index Fund                          February 28, 2007

Schwab Fundamental International Large Company Index Fund                   February 28, 2007

Schwab Fundamental Emerging Markets Index Fund                              November 12, 2007

Schwab Fundamental International Small-Mid Company Index Fund               November 12, 2007


                                            SCHWAB CAPITAL TRUST

                                            By:     __________________
                                                    Jeffrey Mortimer,
                                                    Senior Vice President
                                                    and Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:     __________________
                                                    Fred Potts,
                                                    Senior Vice President
                                                    Mutual Fund Client Services


Dated as of __________________